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                          PRUCO LIFE INSURANCE COMPANY

                             STRATEGIC PARTNERS PLUS
                            STRATEGIC PARTNERS PLUS 3

                       Supplement, dated December 5, 2003
                                       To
                          Prospectus, dated May 1, 2003

Four of the Evergreen funds formerly offered as investment options within Strategic Partners Plus were merged into other Evergreen funds. Specifically:

        - Evergreen VA Capital Growth Fund was merged into the Evergreen VA Growth and Income Fund; and

        - Evergreen VA Global Leaders Fund was merged into the Evergreen VA International Equity Fund; and

        - Evergreen VA Blue Chip Fund and Evergreen VA Masters Fund each were merged into the Evergreen VA Fund.